UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2015

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 462-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Semiconductor Patent License Agreement

On June 17, 2015, Rambus Inc. (“Rambus”) and SK hynix Inc. (“SK Hynix”) entered into an amendment (the “Amendment”) to their Semiconductor Patent License Agreement, with an effective date of July 1, 2013 (the “SPLA,” as amended by the Amendment, the “Amended SPLA”).

Under the Amended SPLA, Rambus has extended the duration of its term product license for memory and semiconductor products for an additional six years until July 1, 2024 and has agreed to further extend the term product license to July 1, 2027 at the option of SK Hynix. Rambus has also extended the scope of its paid-up patent license to include certain identified SK Hynix JEDEC-compliant DRAM products.

Under the Amended SPLA, SK Hynix has agreed to continue to pay Rambus an average quarterly cash payment of $12,000,000, which equates to $432,000,000 over the remaining term of the agreement ending July 1, 2024, provided that (a) for each of the six full calendar quarters immediately following July 1, 2015, SK Hynix will pay Rambus a quarterly cash payment of $16,000,000, and (b) in addition, after December 1, 2017, SK Hynix will have the option to make six quarterly cash payments of $8,000,000 upon six months written notice.

Except as otherwise specifically referenced in the Amendment, all other terms and conditions of the SPLA will remain in effect.

On June 11, 2013, Rambus and SK Hynix entered into a settlement agreement (the “Settlement Agreement”) releasing all claims against each other with respect to all outstanding litigation between the two companies at that time. Rambus and SK Hynix entered into the SPLA pursuant to the Settlement Agreement under which SK Hynix licenses from Rambus non-exclusive rights to certain Rambus patents.

The foregoing descriptions of the Amendment are qualified in their entirety by reference to the full text of the Amendment, which Rambus intends to file with the Securities and Exchange Commission as an exhibit to the applicable periodic report. Rambus also intends to seek confidential treatment for certain terms of the Amendment in connection with the filing of such agreement in accordance with the procedures of the Securities and Exchange Commission.

A copy of the joint press release issued by Rambus and SK Hynix relating to the matters discussed above is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release of Rambus and SK Hynix, issued on June 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2015	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Joint Press Release of Rambus and SK Hynix, issued on June 18, 2015.